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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of K-Tron International, Inc. (the "Company ") on Form 10-K for the period ended January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
B. Cloues, II, Chairman of the Board of Directors and Chief Executive Officer of the Company, and I, Ronald R. Remick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
RONALD R. REMICK                                EDWARD B. CLOUES, II
----------------                                --------------------
Ronald R. Remick                                Edward B. Cloues, II
Senior Vice President, Chief Financial Officer  Chairman and Chief Executive Officer
  and Treasurer
Date:  March 31, 2004                           Date:  March 31, 2004
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